Scheduled Maturities of Long-Term Debt (Detail) - Mar. 31, 2019 ₨ in Millions, $ in Millions		INR (₨)	USD ($)
Due in the twelve months ending March 31:
2020		₨ 261,201.6	$ 3,776.8
2021		153,384.5	2,217.8
2022		114,697.8	1,658.4
2023		79,464.2	1,149.0
2024		23,050.0	333.3
Thereafter		329,757.0	4,768.0
Total	[1]	₨ 961,555.1	$ 13,903.3

[1]	(1) The scheduled maturities of long-term debt do not include perpetual bonds of Rs. 82,997.9 million (net of debt issuance cost).